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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 2003

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

   New York                    1-4346                            11-2418067
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(State or other             (Commission                        (IRS Employer
jurisdiction of             File Number)                     Identification No.)
incorporation)

            388 Greenwich Street, New York, New York                 10013
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            (Address of principal executive offices)               (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits:

Exhibit No.       Description
-----------       -----------
1.01              Terms Agreement, dated July 25, 2003, between the Company and
                  Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's 8% Select EQUity Indexed
                  NoteS(SM) based upon the common stock of Texas Instruments
                  Incorporated due July 25, 2005.

4.01              Form of Note for the Company's 8% Select EQUity Indexed
                  NoteS(SM) based upon the common stock of Texas Instruments
                  Incorporated due July 25, 2005.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2003                        CITIGROUP GLOBAL MARKETS
                                             HOLDINGS INC.

                                            By:    /s/   Mark I. Kleinman
                                                --------------------------------
                                                Name:  Mark I. Kleinman
                                                Title: Executive Vice President
                                                       and Treasurer